THE UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2007

AMERICAN HOME MORTGAGE INVESTMENT TRUST 2007-2
(Exact name of issuing entity as specified in its charter)

AMERICAN HOME MORTGAGE SECURITIES LLC
(Exact name of depositor as specified in its charter)

AMERICAN HOME MORTGAGE ACCEPTANCE, INC.
(Exact name of sponsor as specified in its charter)

(Exact name of registrant as specified in its charter)

DELAWARE	333-140731-02	20-0103914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

538 Broadhollow Road Melville, New York (Address of Principal Executive Offices)		11747 (Zip Code)

Registrant’s telephone number, including area code, is (516) 396-7700.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Acquisition or Disposition of Assets.

For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of April 18, 2007, among American Home Mortgage Investment Securities LLC, as Company, American Home Mortgage Investment Corp., Bear, Stearns & Co. Inc., SG Americas Securities, LLC and BNP Paribas Securities Corp.

3.1
Amended and Restated Trust Agreement, dated as of April 20, 2007, among American Home Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Securities Administrator.

4.1
Indenture, dated as of April 20, 2007, between American Home Mortgage Investment Trust Series 2007-2, as Issuing Entity, Wells Fargo Bank, N.A., as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1
Master Servicing Agreement, dated as of April 20, 2007, among Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, American Home Mortgage Investment Trust 2007-2, as Issuing Entity, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.2
Servicing Agreement, dated April 20, 2007, among Wells Fargo Bank, N.A., as Master Servicer, American Home Mortgage Investment Trust 2007-2, as Issuing Entity, Deutsche Bank National Trust Company, as Indenture Trustee, American Home Mortgage Acceptance, Inc., as Sponsor and American Home Mortgage Servicing, Inc., as Servicer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOME MORTGAGE SECURITIES LLC.

By:	/s/ Alan B. Horn
Name:	Alan B. Horn
Title:	Executive Vice President

Dated: May 22, 2007

EXHIBIT INDEX
Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description
1.1
Underwriting Agreement, dated as of April 18, 2007, among American Home Mortgage Investment Securities LLC, as Company, American Home Mortgage Investment Corp., Bear, Stearns & Co. Inc., SG Americas Securities, LLC and BNP Paribas Securities Corp.

3.1
Amended and Restated Trust Agreement, dated as of April 20, 2007, among American Home Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Securities Administrator.

4.1
Indenture, dated as of April 20, 2007, between American Home Mortgage Investment Trust Series 2007-2, as Issuing Entity, Wells Fargo Bank, N.A., as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1
Master Servicing Agreement, dated as of April 20, 2007, among Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, American Home Mortgage Investment Trust 2007-2, as Issuing Entity, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.2
Servicing Agreement, dated April 20, 2007, among Wells Fargo Bank, N.A., as Master Servicer, American Home Mortgage Investment Trust 2007-2, as Issuing Entity, Deutsche Bank National Trust Company, as Indenture Trustee, American Home Mortgage Acceptance, Inc., as Sponsor and American Home Mortgage Servicing, Inc., as Servicer.